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                                                                 EXHIBIT 23.2

ALCATEL
Registration Statement, Form S-3/F-3





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3/F-3 filed by Alcatel of our report dated March 19, 1998 included or incorporated by reference in Alcatel's Annual Report on Form 20-F for the fiscal year ended December 31, 1997 as filed with the Securities and Exchange Commission.





                                                    /s/ Arthur Andersen LLP
                                                    ____________________________
                                                    ARTHUR ANDERSEN LLP





Paris, France
April 8, 1999